SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 1, 2001
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------




          OHIO                    File No. 1-5964             23-0334400
          ----                    ---------------             ----------
      (State or other            (Commission File           (IRS Employer
      jurisdiction of            Number)                    Identification
      incorporation)                                        Number)


              P.O. Box 834, Valley Forge, Pennsylvania       19482
              ----------------------------------------       -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

On October 1, 2001, the Registrant issued a press release regarding anticipated results for the fourth quarter of fiscal year 2001 and the acceleration of certain cost saving actions. The Registrant's press release dated October 1, 2001 containing further detail is attached.

This Report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the fourth quarter and the full fiscal year and the Company's long-term investments and growth. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements. Certain additional risks and uncertainties are set forth in IKON's 2000 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c.       The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

         (99)     Press Release dated October 1, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              IKON OFFICE SOLUTIONS, INC.




                                              By:  /s/ WILLIAM S. URKIEL
                                                   -----------------------------
                                                       William S. Urkiel
                                                       Senior Vice President and
                                                       Chief Financial Officer



Dated:  October 5, 2001